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                                                                   EXHIBIT 10.52

                            INTER-CREDITOR AGREEMENT


            THIS INTER-CREDITOR AGREEMENT (the "Agreement") is made and entered into as of this 25th day of January, 2002, by and between (i) NATIONAL CITY BANK OF KENTUCKY, a national banking association with principal office and place of business in Louisville, Kentucky, in its capacity as a Bank ("National City"), and (ii) HSBC BANK USA, with principal office and place of business at One HSBC Center, 27th Floor, Buffalo New York 14203 Attention: Manager, Mortgage Warehouse Lending ("HSBC").

            P R E L I M I N A R Y  S T A T E M E N T:

            A. Pursuant to the terms of that certain Warehousing Credit Agreement dated January 25, 2002 (the "National City Credit Agreement") by and among National City, as bank, The New York Mortgage Company, LLC, a New York corporation, as borrower, and the guarantor named therein (the "Borrower"), National City has established a warehouse line of credit in the current maximum principal amount of $15,000,000.00 in favor of the Borrower (the "National City Warehouse Line"). The National City Warehouse Line is evidenced by that certain Warehouse Promissory Note dated as of January 25, 2002, in the maximum principal amount of $15,000,000.00, made by the Borrower, payable to the order of National City (the "National City Warehouse Note").

            B. Pursuant to the terms of that certain Pledge and Security Agreement dated January 25, 2002 by and among the Borrower and National City, as a bank (the "National City Security Agreement"), the Borrower has pledged to National City all of the collateral described on EXHIBIT A attached hereto and made a part hereof by this reference (collectively, the "National City Collateral"), all as collateral security for the Borrower's payment and performance of all of its obligations under the National City Credit Agreement, the National City Warehouse Note and each of the other Loan Documents which have been or may be executed pursuant thereto.

            C. Pursuant to the terms of that certain warehouse credit facility agreement dated March 30, 2001, by and between HSBC and the Borrower, as amended (the "HSBC Credit Facility Agreement"), HSBC has established a warehouse line of credit in the maximum principal amount of $30,000,000 in favor of the Borrower (the "HSBC Warehouse Line"). The HSBC Warehouse Line is evidenced by that certain warehouse promissory note dated of even date with the HSBC Credit Facility Agreement, in the maximum principal amount of $30,000,000, made by the Borrower, payable to the order of HSBC, as amended (the "HSBC Warehouse Note").

            D. The respective payment and performance obligations of the Borrower under the HSBC Credit Facility Agreement and the HSBC Warehouse Note is secured by the Borrower's pledge to HSBC of the collateral (collectively, the "HSBC Collateral") described in EXHIBIT B attached hereto and made a part hereof by this reference, all pursuant to the HSBC Credit Facility Agreement.


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            E.    The parties hereto desire to execute and deliver this
Agreement in order to define the respective rights and priorities of each party in and to the collateral pledged by the Borrower to each party to secure their respective loans.

            NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. National City Collateral. HSBC hereby consents to Borrower granting a security interest in the National City Collateral to National City as more fully described above. HSBC hereby represents, warrants and covenants that it has no lien on or security interest in, or any right, title or interest in or to, any of the National City Collateral; provided, however, in the event HSBC is in any manner deemed to have any such lien, security interest and/or right, title or interest in or to any of the National City Collateral, HSBC hereby covenants, agrees and acknowledges that, notwithstanding the terms or provisions of any agreement or arrangement which HSBC may now or hereafter have with the Borrower, or any rule of law, and irrespective of the time, order or method of attachment or perfection, HSBC does hereby fully subordinate all of such lien, security interest or right, title or interest in and to the National City Collateral so that National City shall have a first priority security interest in and to all of the National City Collateral and proceeds thereof under the National City Security Agreement. HSBC covenants and agrees that it shall not and will not in any manner assert or seek to enforce, by legal proceedings or otherwise, any lien or encumbrance of any nature whatsoever against the National City Collateral or the proceeds therefrom or any payments received by National City from the Borrower in respect of the National City Warehouse Note, the National City Credit Agreement or any other document or instrument related thereto. HSBC further covenants and agrees that in the event that it receives possession of any National City Collateral or the proceeds therefrom, then such National City Collateral or proceeds shall be deemed to be held in trust by HSBC for the benefit of National City and HSBC shall immediately deliver such National City Collateral or proceeds to National City.

            2. HSBC Collateral. National City hereby consents to Borrower granting a security interest in the HSBC Collateral to HSBC as more fully described above. National City hereby represents, warrants and covenants that it has no lien on or security interest in, or any right, title or interest in or to, any of the HSBC Collateral; provided, however, in the event National City is in any manner deemed to have any such lien, security interest and/or right, title or interest in or to any of the HSBC Collateral, National City hereby covenants, agrees and acknowledges that, notwithstanding the terms or provisions of any agreement or arrangement which National City may now or hereafter have with the Borrower, or any rule of law, and irrespective of the time, order or method of attachment or perfection, National City does hereby fully subordinate all of such lien, security interest or right, title or interest in and to the HSBC Collateral so that HSBC shall have a first priority security interest in and to all of the HSBC Collateral and proceeds thereof under the HSBC Security Agreement. National City covenants and agrees that it shall not and will not in any manner assert or seek to enforce, by legal proceedings or otherwise, any lien or encumbrance of any


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nature whatsoever against the HSBC Collateral or the proceeds therefrom or any payments received by HSBC from the Borrower in respect of the HSBC Note, the HSBC Credit Agreement or any other document or instrument related thereto. National City further covenants and agrees that in the event that it receives possession of any HSBC Collateral or the proceeds therefrom, then such HSBC Collateral or proceeds shall be deemed to be held in trust by National City for the benefit of HSBC and National City shall immediately deliver such HSBC Collateral or proceeds to HSBC.

            3. Modifications to National City Documents. National City may, at any time and from time to time, without the consent of or notice to HSBC and without impairing or releasing the covenants and agreements of HSBC hereunder
(a) change the amount of credit extended under, change the manner, place or terms of payment of, or change or extend the time of payment of, or renew or alter the National City Warehouse Note, the National City Credit Agreement, the National City Security Agreement, or any related documents (the "National City Documents"), (b) extend, modify or amend the National City Documents, (c) sell, exchange, release or otherwise deal with any of the National City Collateral, whether now existing or hereafter created, (d) release anyone liable in any manner for the payment or collection of any of the indebtedness owed by the Borrower to National City, (e) exercise or refrain from exercising any rights against the Borrower, the National City Collateral or any other person, or (f) take or refrain from taking any other action whatsoever, except as otherwise provided herein.

            4. Modifications to HSBC Documents. HSBC may, at any time and from time to time, without the consent of or notice to National City and without impairing or releasing the covenants and agreements of National City hereunder
(a) change the amount of credit extended under, change the manner, place or terms of payment of, or change or extend the time of payment of, or renew or alter the HSBC Warehouse Note, the HSBC Credit Facility Agreement or any related documents (the "HSBC Documents"), (b) extend, modify or amend the HSBC Documents, (c) sell, exchange, release or otherwise deal with any of the HSBC Collateral, whether now existing or hereafter created, (d) release anyone liable in any manner for the payment or collection of any of the indebtedness owed by the Borrower to HSBC, (e) exercise or refrain from exercising any rights against the Borrower, the HSBC Collateral or any other person, or (f) take or refrain from taking any other action whatsoever, except as otherwise provided herein.

            5. Assignment. No party shall assign any of the indebtedness owed by the Borrower to either party hereto which is secured by the collateral described herein, unless such assignment is made expressly subject to the terms of this Agreement. Each party agrees to execute and file for record a Uniform Commercial Code Form 3 Amendment, if applicable, stating that its Uniform Commercial Code Financing Statement is subject to the terms of this Agreement.

            6. No Impairment. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of the parties hereto in and to the collateral pledged to each such party by the Borrower as collateral security for the indebtedness owed by the Borrower to such party, and nothing contained in this Agreement is intended to or shall impair the obligations owed by the Borrower to any party. The provisions of this Agreement are intended solely for the benefit of


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the parties hereto and the Borrower shall have no right to rely upon or enforce the provisions of this Agreement.

            7. Effectiveness. The agreements and priorities set forth in this Agreement shall be applicable and shall remain in full force and effect irrespective of the time or order of attachment or perfection of each party's interest in its collateral, or the time or order of any filing or recording of any such interest, or the giving or failure to give notice of any such interest.

            8. Information; Inspection. On an as needed basis, but, except as provided below, in no event more frequently than monthly, each of HSBC and National City shall provide to the other at the respective address provided below, information regarding the specific collateral then pledged to that party by Borrower, such information to be limited to the name of the debtor of each mortgage loan then pledged to such party, the loan number for each mortgage loan, and the original principal amount of the note evidencing each such mortgage loan. Notwithstanding anything contained in the preceding sentence to the contrary, in the event that either HSBC or National City at any time reasonably believes that any of its respective collateral has been pledged by the Borrower to any other lender as security for any other indebtedness, such party shall have the right to require the other party to provide the above-mentioned collateral information more frequently than monthly and such party shall have the further right to inspect (upon reasonable notice and during normal business hours), at its own cost and expense, the collateral being held by such other party.

            If to National City:  National City Bank of Kentucky
                                  101 South Fifth Street
                                  Louisville, Kentucky 40202
                                  Attn: Paul Best
                                        Senior Vice President

            If to HSBC:           HSBC Bank USA
                                  Mortgage Warehouse Lending Department
                                  One HSBC Center , 27th Floor
                                  Buffalo, New York 14203
                                  Attn: Manager, Mortgage Warehouse Lending

            9.    Miscellaneous.

                  (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns and the terms National City and HSBC include their respective permitted successors and assigns.

                  (b) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.


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                  (c)   This Agreement has been made, delivered and shall be
performed in, and shall be governed and construed in accordance with the laws of, the Commonwealth of Kentucky.

                  (d) This Agreement contains the entire understanding and agreement among the parties hereto pertaining to its subject matter and supersedes all other understandings and agreements, both oral and written, between and among them, respecting the subject matter hereof.

                  (e) The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any one or more of the other provisions hereof in such jurisdiction or cause any of the provisions of this Agreement to be invalid or unenforceable in any other jurisdiction. The parties hereto hereby agree that this Agreement shall be so interpreted as to given effect and validity to all the provisions hereof to the fullest extent permitted by law.

                  (f) As used herein, the singular includes the plural, and vice versa, and the use of one gender includes all genders.

                  (g) The section headings of this Agreement are inserted herein solely for convenience of reference and do not constitute a part of this Agreement and shall not affect the interpretation of the provisions hereof.

                  (h) This Agreement may only be amended or modified by a written instrument executed by all of the parties hereto.

            IN WITNESS WHEREOF, the parties hereto have executed this Inter-Creditor Agreement as of the day, month and year first above written.


                                              NATIONAL CITY BANK OF KENTUCKY




                                              By: /s/ Michael A. Johnson
                                                  ______________________________


                                              Title:  Vice President
                                                     ___________________________


                                                         ("National City")


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                                              HSBC BANK USA




                                              By: /s/ James A. Noyes
                                                  ______________________________


                                              Title: Vice President
                                                     ___________________________


                                                             ("HSBC")


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